                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  F O R M  8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 1996
                                                 ----------------
            BANKERS TRUST NEW YORK CORPORATION
----------------------------------------------------------
(Exact name of registrant as specified in its charter)

                         NEW YORK
----------------------------------------------------------
     (State or other jurisdiction of incorporation)

      1-5920                          13-6180473
--------------------------      --------------------------------
(Commission file number)        (IRS employer identification no.

130 LIBERTY STREET, NEW YORK, NEW YORK              10006
------------------------------------------          --------
(Address of principal executive offices)         (Zip code)

Registrant's telephone number, including are code  (212) 250-2500
                                                   --------------

Item 7. Financial Statements and Exhibits
--------------------------------------------

C.   Exhibits

     (5) Opinion of Counsel delivered in connection with the issuance of the Corporation's 7 1/4% Subordinated Notes due October 15, 2011.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                                        BANKERS TRUST NEW YORK CORPORATION

                                        By /s/ Gordon S. Calder, Jr.
                                        -------------------------------
                                        Gordon S. Calder, Jr.
                                        Assistant Secretary




October 22, 1996

                   INDEX TO EXHIBITS

Item 7. Financial Statements and Exhibits
------------------------------------------

C.   Exhibits

        (5) Opinion of Counsel delivered in connection with the issuance of the Corporation's 7 1/4% Subordinated Notes due October 15, 2011.

                      Bankers Trust New York Corporation
                              130 Liberty Street
                          New York, New York  10006


Gordon S. Calder, Jr.
Managing Director and Counsel

                                                            October 22, 1996

re  Bankers Trust New York Corporation
    7 1/4% Subordinated Notes due October 15, 2011
    ----------------------------------------------
UBS Securities LLC
Chase Securities Inc.
BT Securities Corporation
Donald, Lufkin & Jenrette Securities Corporation
c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171

Dear Sirs:

        I am a Managing Director and Counsel of Bankers Trust Company and as such I have acted as counsel to Bankers Trust New York Corporation (the "Corporation") in connection with the Corporation's issuance of $150,000,000 aggregate principal amount of its 7 1/4% Subordinated Notes due October 15, 2011 (the "Notes"), to be issued under the Indenture, dated as of April 1, 1992, between the Corporation and Marine Midland Bank, as Trustee, as amended by the First Supplemental Indenture, dated as of January 15, 1993 (the Indenture together with the First Supplemental Indenture hereinafter the "Indenture"), and in connection with the sale by the Corporation of the Notes pursuant to an underwriting agreement, dated October 17, 1996
(the "Underwriting Agreement"), between the Corporation and you (the "Underwriters"). I am familiar with the Registration Statement on Form S-3 as filed with the Securities and Exchange Commission (No. 33-65301) (the "Registration Statement") and the Prospectus, dated May 31, 1996, and the Prospectus Supplement, dated October 17, 1996, as filed in accordance with Rule 424(b) (2) promulgated under the Securities Act of 1933, as amended (such Prospectus as supplemented by such Prospectus Supplement is hereinafter referred to as the "Prospectus"), and the adoption by the Board of Directors and the Price Committee of the Corporation of appropriate resolutions authorizing the issuance of the Notes and the execution and delivery of the Indenture and the Underwriting Agreement.

        In so acting, I have examined such questions of law, documents, certificates and records and have made such investigations as I have deemed necessary and proper in order to give the opinions expressed herein. Based on the foregoing, I hereby advise you that in my opinion:

        (i) The Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus.

        (ii) Bankers Trust Company has been duly incorporated, is validly existing as a banking corporation in good standing under the laws of the State of New York, and has all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus.

        (iii) The Indenture has been duly authorized, executed and delivered by the Corporation and is a valid and binding agreement of the Corporation in accordance with its terms, except as (i) the enforceability thereof may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application affecting creditors' rights and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

        (iv) The Notes have been duly authorized and executed and constitute valid and binding obligations of the Corporation in accordance with their terms, except as (i) the enforceability thereof may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application affecting creditors' rights and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Corporation.

        (vi) The performance by the Corporation of the Underwriting Agreement will not contravene any provisions of applicable Federal or New York law or regulation, the certificate of incorporation or by-laws of the Corporation or, to my knowledge,
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any agreement or other instrument binding upon the Corporation, and no consent, approval or authorization of any governmental body is required for the performance of the Underwriting Agreement by the Corporation except for the order of the Securities and Exchange Commission making the Registration Statement effective and except as may be required under state securities and blue sky laws, except as (i) the enforceability thereof may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application affecting creditors' rights, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity thereunder may be limited by applicable law.

        (vii) The statements in the Prospectus under "Description of Debt Securities," and under "Certain Terms of the Offered Notes," insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents.


        (viii) The Registration Statement and Prospectus (except as to financial statements or schedules and other financial data contained therein, as to which I express no opinion) comply as to form in all material respects with the Securities Act of 1933, as amended, and the rules and regulations thereunder; and each document filed pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference in the Prospectus (except as to financial statements or schedules and other financial data contained therein, as to which I express no opinion) complied when so filed as to form in all material respects with such Act and the rules and regulations thereunder.


        I am a member of the New York bar and do not express any opinion as to any law other than the law of the State of New York and the Federal law of the United States of America. No opinion is expressed herein as to any Federal or New York State tax laws.

                                                Very truly yours,



                                                /s/ Gordon S. Calder, Jr.
                                                Gordon S. Calder, Jr.
                                                Managing Director and Counsel